                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 24, 2006
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                    001-12522                   13-3714474
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

           701 N. Green Valley Parkway, Suite 200, Henderson, NV 89074
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (702) 990-3355
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         |_|      Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         |_|      Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         |_|      Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        OTHER EVENTS.

         On August 24, 2006, Monticello Raceway Management, Inc., a subsidiary of the registrant, was notified that the New York State Racing and Wagering
Board issued its Award of Arbitration in the matter of Monticello Raceway
Management, Inc. and Monticello Harness Horsemen's Association, Inc.

         On August 25, 2006, Empire Resorts, Inc. issued a press release, a copy of which is attached hereto as EXHIBIT 99.1, with respect to the notification received by Monticello Raceway Management, Inc. from the New York State Racing and Wagering Board.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         Exhibit No.       Exhibits
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            99.1           Press Release of Empire Resorts, Inc. dated August 25,
                           2006.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EMPIRE RESORTS, INC.

Dated: August 25, 2006                       By: /s/ Ronald J. Radcliffe
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                                                 Name: Ronald J. Radcliffe
                                                 Title: Chief Financial Officer